SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2003

GSI LUMONICS INC.

(Exact name of registrant as specified in its charter)

New Brunswick, Canada
(State or other jurisdiction of incorporation)

000-25705 (Commission File Number)	98-0110412 (I.R.S. Employer Identification No.)

39 Manning Road, Billerica, Massachusetts 01821

(Address of principal executive offices, including zip code)

(978) 439-5511

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.

On August 19, 2003 GSI Lumonics Inc. issued a press release announcing that it had filed an action for patent infringement against Electro Scientific Industries, Inc. of Portland, Oregon in the United States District Court for the Central District of California.

A copy of the press release is attached to this report as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial Statements of Businesses Acquired.

Not required.

(b)	Pro Forma Financial Information.

Not required.

(c)	Exhibits.

       99.1    Press Release issued August 19, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI LUMONICS INC. (Registrant)

Date: August 19, 2003	By:	/s/ Charles D. Winston Charles D. Winston President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued August 19, 2003.